SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2003

BANKRATE, INC.

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11811 U.S. Highway One Suite 101 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

    99.1    Text of press release of Bankrate, Inc. dated April 30, 2003.

Item 9.    Regulation FD Disclosure.  (The following discussion is furnished under Item 12. Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 30, 2003, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: April 30, 2003	/s/ ROBERT J. DEFRANCO
Robert J. DeFranco Senior Vice President Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated April 30, 2003.

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